American Express(R)
                                                                   Annuities

IDS LIFE OF NEW YORK
EMPLOYEE BENEFIT ANNUITY

ISSUED BY IDS LIFE INSURANCE COMPANY OF NEW YORK

2004 Annual Report

                                                     [AMERICAN EXPRESS logo]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS

IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying individual statements of assets and liabilities of IDS Life of New York Accounts 6, 5, 15, 17, 12, 16, 13, 4, 9, 14, 11, 10, 18 and 19 as of December 31, 2004, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of IDS Life of New York Accounts 6, 5, 15, 17, 12, 16, 13, 4, 9, 14, 11, 10, 18 and 19's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of IDS Life of New York Accounts 6, 5, 15, 17, 12, 16, 13, 4, 9, 14, 11, 10, 18 and 19's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of IDS Life of New York Accounts 6, 5, 15, 17, 12, 16, 13, 4, 9, 14, 11, 10, 18 and 19 at
December 31, 2004, and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                       /s/ Ernst & Young LLP

Minneapolis, Minnesota
March 31, 2005

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1  IDS LIFE OF NEW YORK EMPLOYEE BENEFIT ANNUITY - 2004 ANNUAL REPORT

Statements of Assets and Liabilities

                                                                                   Segregated Asset Accounts
                                                             ----------------------------------------------------------------------
December 31, 2004                                                 6             5              15             17             12
Assets
Investments, at value(1),(2)                                 $6,205,808    $38,726,110    $19,588,503     $8,868,560     $5,745,773
Dividends receivable                                              8,275        146,663             --             --         16,529
Accounts receivable from IDS Life of New York for contract
 purchase payments                                               24,543             --          3,796          1,445             --
Receivable for share redemptions                                     --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                  6,238,626     38,872,773     19,592,299      8,870,005      5,762,302
===================================================================================================================================

Liabilities
Payable to IDS Life of New York for:
   Mortality and expense risk fee                                 5,561         33,120         16,283          7,496          4,881
   Contract terminations                                             --          4,731             --             --          9,728
Payable for investments purchased                                    --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                 5,561         37,851         16,283          7,496         14,609
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period     6,053,629     38,537,494     19,455,771      8,807,244      5,679,433
Net assets applicable to contracts in payment period            179,436        297,428        120,245         55,265         68,260
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                             $6,233,065    $38,834,922    $19,576,016     $8,862,509     $5,747,693
===================================================================================================================================
(1) Investment shares                                         6,208,036      3,637,475      1,511,652        756,807        494,230
(2) Investments, at cost                                     $6,205,808    $39,973,134    $15,758,863     $7,365,830     $5,135,346
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                   Segregated Asset Accounts
                                                             ----------------------------------------------------------------------
December 31, 2004 (continued)                                    16             13             4              9              14
Assets
Investments, at value(1),(2)                                 $1,537,879    $14,413,921    $81,145,604   $110,358,267    $68,934,411
Dividends receivable                                                 --         76,997             --             --             --
Accounts receivable from IDS Life of New York for contract
 purchase payments                                                  450             --             --             --             --
Receivable for share redemptions                                     --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                  1,538,329     14,490,918     81,145,604    110,358,267     68,934,411
===================================================================================================================================

Liabilities
Payable to IDS Life of New York for:
   Mortality and expense risk fee                                 1,319         12,294         69,040         94,168         59,118
   Contract terminations                                             --         27,447         90,788         34,825         48,694
Payable for investments purchased                                    --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                 1,319         39,741        159,828        128,993        107,812
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period     1,532,788     14,251,401     80,373,434    108,233,926     67,808,709
Net assets applicable to contracts in payment period              4,222        199,776        612,342      1,995,348      1,017,890
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                             $1,537,010    $14,451,177    $80,985,776   $110,229,274    $68,826,599
===================================================================================================================================
(1) Investment shares                                           244,343      2,110,497      3,875,665      7,313,120      4,398,729
(2) Investments, at cost                                     $1,344,206    $16,442,412    $97,020,165   $109,616,081    $63,275,830
-----------------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

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2  IDS LIFE OF NEW YORK EMPLOYEE BENEFIT ANNUITY - 2004 ANNUAL REPORT

Statements of Assets and Liabilities

                                                                                   Segregated Asset Accounts
--------------------------------------------------------------------------------------------------------------------------------
December 31, 2004 (continued)                                         11               10                18               19
Assets
Investments, at value(1),(2)                                    $39,143,676       $41,900,340       $9,863,795        $7,213,066
Dividends receivable                                                     --                --               --                --
Accounts receivable from IDS Life of New York for contract
 purchase payments                                                       --             3,556           74,062                --
Receivable for share redemptions                                         --                --            8,428             9,816
--------------------------------------------------------------------------------------------------------------------------------
Total assets                                                     39,143,676        41,903,896        9,946,285         7,222,882
================================================================================================================================

Liabilities
Payable to IDS Life of New York for:
   Mortality and expense risk fee                                    33,377            35,505            8,428             6,188
   Contract terminations                                             55,888                --               --             3,628
Payable for investments purchased                                        --                --           74,062                --
--------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                    89,265            35,505           82,490             9,816
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period        38,685,137        41,532,138        9,731,014         7,151,538
Net assets applicable to contracts in payment period                369,274           336,253          132,781            61,528
--------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                $39,054,411       $41,868,391       $9,863,795        $7,213,066
================================================================================================================================
(1) Investment shares                                             4,892,251         4,345,326          413,230           918,862
(2) Investments, at cost                                        $64,784,985       $54,030,831       $8,497,761        $5,943,280
--------------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

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3  IDS LIFE OF NEW YORK EMPLOYEE BENEFIT ANNUITY - 2004 ANNUAL REPORT

Statements of Operations

                                                                                          Segregated Asset Accounts
                                                                 -------------------------------------------------------------------
Year ended December 31, 2004                                           6            5             15             17             12
Investment income
Dividend income                                                  $   53,284   $ 1,636,552    $  233,263      $     --    $  227,965
Variable account expenses                                            73,899       430,739       143,585        77,959        56,097
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                     (20,615)    1,205,813        89,678       (77,959)      171,868
====================================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments:
   Proceeds from sales                                            4,824,036    11,807,011       898,285       960,273     1,325,844
   Cost of investments sold                                       4,824,345    12,282,879       794,095       854,844     1,254,093
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                       (309)     (475,868)      104,190       105,429        71,751
Net change in unrealized appreciation or depreciation of
 investments                                                            309       685,031     2,366,286       635,726       217,691
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                           --       209,163     2,470,476       741,155       289,442
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $  (20,615)  $ 1,414,976    $2,560,154      $663,196    $  461,310
====================================================================================================================================

                                                                                          Segregated Asset Accounts
                                                                 -------------------------------------------------------------------
Year ended December 31, 2004 (continued)                              16           13            4             9             14
Investment income
Dividend income                                                    $  4,798    $1,007,702   $   744,509   $ 2,569,486   $   748,716
Variable account expenses                                            14,908       144,183       838,711     1,138,582       752,983
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                     (10,110)      863,519       (94,202)    1,430,904        (4,267)
====================================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments:
   Proceeds from sales                                              381,222     2,918,043    14,070,514    21,522,061    17,522,375
   Cost of investments sold                                         358,621     3,482,866    17,805,863    22,626,821    16,708,944
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                     22,601      (564,823)   (3,735,349)   (1,104,760)      813,431
Net change in unrealized appreciation or depreciation of
 investments                                                         84,992     1,106,073     7,448,131     8,683,152       391,400
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                      107,593       541,250     3,712,782     7,578,392     1,204,831
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 97,483    $1,404,769   $ 3,618,580   $ 9,009,296   $ 1,200,564
====================================================================================================================================

                                                                                             Segregated Asset Accounts
                                                                              ------------------------------------------------------
Year ended December 31, 2004 (continued)                                           11            10             18            19
Investment income
Dividend income                                                               $        --   $   426,903      $ 64,243      $     --
Variable account expenses                                                         403,741       388,530        87,691        64,132
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                  (403,741)       38,373       (23,448)      (64,132)
====================================================================================================================================

Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments:
   Proceeds from sales                                                          9,217,166     4,586,615       849,191       999,297
   Cost of investments sold                                                    16,906,663     6,723,986       784,548       898,779
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                               (7,689,497)   (2,137,371)       64,643       100,518
Net change in unrealized appreciation or depreciation of
 investments                                                                   10,941,037     8,011,081       830,844       721,372
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                  3,251,540     5,873,710       895,487       821,890
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $ 2,847,799   $ 5,912,083      $872,039      $757,758
====================================================================================================================================

See accompanying notes to financial statements.

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4  IDS LIFE OF NEW YORK EMPLOYEE BENEFIT ANNUITY - 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                  Segregated Asset Accounts
                                                           -----------------------------------------------------------------------
Year ended December 31, 2004                                      6              5              15           17             12
Operations
Investment income (loss) --- net                           $   (20,615)   $  1,205,813    $    89,678    $  (77,959)   $  171,868
Net realized gain (loss) on sales of investments                  (309)       (475,868)       104,190       105,429        71,751
Net change in unrealized appreciation or depreciation
 of investments                                                    309         685,031      2,366,286       635,726       217,691
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                    (20,615)      1,414,976      2,560,154       663,196       461,310
==================================================================================================================================

Contract transactions
Contract purchase payments                                     168,412         493,263        336,806       212,453        37,947
Net transfers(1)                                             1,091,810      (4,921,851)     7,232,144     1,584,636       275,169
Transfers for policy loans                                      17,742          45,540         19,414        10,417         3,360
Adjustments to net assets allocated to contracts in
 payout period                                                  (8,312)        (34,553)       (12,393)       (4,469)       (6,021)
Contract charges                                                (5,215)        (30,284)        (9,026)       (4,584)       (3,056)
Contract terminations:
   Surrender benefits                                       (3,159,848)     (5,651,302)    (1,537,863)     (980,362)     (759,030)
   Death benefits                                             (116,794)       (705,692)      (112,022)         (722)     (137,045)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions              (2,012,205)    (10,804,879)     5,917,060       817,369      (588,676)
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              8,265,885      48,224,825     11,098,802     7,381,944     5,875,059
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $ 6,233,065    $ 38,834,922    $19,576,016    $8,862,509    $5,747,693
==================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                       3,253,178       9,811,383     10,316,132     7,165,938     3,982,033
Contract purchase payments                                      67,097          99,830        303,752       207,228        25,702
Net transfers(1)                                               394,354        (998,794)     6,478,499     1,545,014       174,580
Transfers for policy loans                                       7,502           9,329         17,707        11,056         2,358
Contract charges                                                (2,100)         (6,143)        (8,173)       (4,527)       (2,093)
Contract terminations:
   Surrender benefits                                       (1,260,011)     (1,124,667)    (1,389,669)     (948,578)     (512,806)
   Death benefits                                              (46,524)       (161,081)      (104,553)         (675)      (94,055)
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                             2,413,496       7,629,857     15,613,695     7,975,456     3,575,719
==================================================================================================================================

(1) Includes transfer activity from (to) other accounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

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5  IDS LIFE OF NEW YORK EMPLOYEE BENEFIT ANNUITY - 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                   Segregated Asset Accounts
                                                          --------------------------------------------------------------------------
Year ended December 31, 2004 (continued)                       16            13               4              9               14
Operations
Investment income (loss) --- net                          $  (10,110)   $   863,519    $    (94,202)   $  1,430,904    $     (4,267)
Net realized gain (loss) on sales of investments              22,601       (564,823)     (3,735,349)     (1,104,760)        813,431
Net change in unrealized appreciation or depreciation
 of investments                                               84,992      1,106,073       7,448,131       8,683,152         391,400
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                   97,483      1,404,769       3,618,580       9,009,296       1,200,564
====================================================================================================================================

Contract transactions
Contract purchase payments                                    74,021        203,758       1,147,718       1,202,992       1,254,498
Net transfers(1)                                             159,262        749,461      (4,382,298)     (7,514,945)     (7,103,305)
Transfers for policy loans                                     3,200         15,608         210,398         200,581         209,111
Adjustments to net assets allocated to contracts in
 payout period                                                  (202)       (20,294)        (56,848)       (179,739)       (106,533)
Contract charges                                                (934)        (8,571)        (77,546)        (90,490)        (64,498)
Contract terminations:
   Surrender benefits                                       (101,617)    (2,144,106)     (9,233,963)    (12,375,044)     (9,992,504)
   Death benefits                                                 --       (168,902)       (739,488)     (1,246,553)       (464,934)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions               133,730     (1,373,046)    (13,132,027)    (20,003,198)    (16,268,165)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                            1,305,797     14,419,454      90,499,223     121,223,176      83,894,200
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $1,537,010    $14,451,177    $ 80,985,776    $110,229,274    $ 68,826,599
====================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                     1,844,374     11,318,115      15,977,022      29,625,814      51,476,984
Contract purchase payments                                   104,286        157,287         204,446         292,962         789,172
Net transfers(1)                                             214,911        581,436        (785,638)     (1,841,271)     (4,533,416)
Transfers for policy loans                                     6,677         12,338          37,974          49,060         134,203
Contract charges                                              (1,334)        (6,609)        (13,968)        (22,174)        (40,960)
Contract terminations:
   Surrender benefits                                       (145,752)    (1,648,818)     (1,638,718)     (2,952,340)     (6,305,713)
   Death benefits                                                 --       (127,742)       (149,210)       (362,922)       (294,409)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           2,023,162     10,286,007      13,631,908      24,789,129      41,225,861
====================================================================================================================================

(1) Includes transfer activity from (to) other accounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

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6  IDS LIFE OF NEW YORK EMPLOYEE BENEFIT ANNUITY - 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                  Segregated Asset Accounts
                                                                --------------------------------------------------------------
Year ended December 31, 2004 (continued)                             11               10               18              19
Operations
Investment income (loss) --- net                                $  (403,741)     $    38,373      $   (23,448)     $  (64,132)
Net realized gain (loss) on sales of investments                 (7,689,497)      (2,137,371)          64,643         100,518
Net change in unrealized appreciation or depreciation of
 investments                                                     10,941,037        8,011,081          830,844         721,372
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                       2,847,799        5,912,083          872,039         757,758
==============================================================================================================================

Contract transactions
Contract purchase payments                                          767,647          640,163          166,114         197,633
Net transfers(1)                                                 (4,265,906)         702,531        2,242,704       1,484,335
Transfers for policy loans                                          102,145          107,306           13,559          29,155
Adjustments to net assets allocated to contracts in payout
 period                                                             (33,624)         (37,364)         (13,773)         (9,407)
Contract charges                                                    (39,191)         (33,478)          (5,061)         (3,795)
Contract terminations:
   Surrender benefits                                            (4,890,480)      (4,044,040)      (1,057,570)       (787,865)
   Death benefits                                                  (275,911)        (338,668)         (87,640)        (26,327)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                   (8,635,320)      (3,003,550)       1,258,333         883,729
------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                  44,841,932       38,959,858        7,733,423       5,571,579
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                       $39,054,411      $41,868,391      $ 9,863,795      $7,213,066
==============================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                           30,037,848       28,524,562        8,170,865       6,807,345
Contract purchase payments                                          522,138          454,958          174,477         235,192
Net transfers(1)                                                 (2,931,718)         474,629        2,350,135       1,758,608
Transfers for policy loans                                           70,450           76,966           14,460          34,343
Contract charges                                                    (26,938)         (23,976)          (5,349)         (4,577)
Contract terminations:
   Surrender benefits                                            (3,297,187)      (2,863,113)      (1,109,754)       (952,110)
   Death benefits                                                  (248,409)        (263,830)         (92,799)        (30,987)
------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                 24,126,184       26,380,196        9,502,035       7,847,814
==============================================================================================================================

(1) Includes transfer activity from (to) other accounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

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7  IDS LIFE OF NEW YORK EMPLOYEE BENEFIT ANNUITY - 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                  Segregated Asset Accounts
                                                          ------------------------------------------------------------------------
Year ended December 31, 2003                                   6               5              15            17             12
----------------------------------------------------------------------------------------------------------------------------------
Operations
Investment income (loss) -- net                           $   (54,572)   $  1,434,443    $    49,996    $  (56,407)   $   407,071
Net realized gain (loss) on sales of investments                 (358)       (666,482)      (136,791)       14,897        143,926
Net change in unrealized appreciation or depreciation
 of investments                                                   359       1,143,367      2,937,749     1,217,158        140,363
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                   (54,571)      1,911,328      2,850,954     1,175,648        691,360
==================================================================================================================================

Contract transactions
Contract purchase payments                                    197,928         589,269        254,654       179,257         42,133
Net transfers(1)                                           (1,347,763)     (6,810,401)     1,902,810     2,333,733       (633,697)
Transfers for policy loans                                     20,718          69,357         23,569        12,566          7,044
Adjustments to net assets allocated to contracts in
 payout period                                                (14,225)        (35,082)        (6,947)       (2,966)        (5,091)
Contract charges                                               (7,621)        (39,116)        (5,985)       (3,672)        (3,655)
Contract terminations:
   Surrender benefits                                      (4,370,119)     (7,215,712)      (908,207)     (629,000)      (729,509)
   Death benefits                                              (1,330)       (681,450)       (34,777)      (17,230)       (44,195)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             (5,522,412)    (14,123,135)     1,225,117     1,872,688     (1,366,970)
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                            13,842,868      60,436,632      7,022,731     4,333,608      6,550,669
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $ 8,265,885    $ 48,224,825    $11,098,802    $7,381,944    $ 5,875,059
==================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                      5,437,890      12,732,644      9,188,881     5,143,487      4,993,304
Contract purchase payments                                     78,480         122,149        300,141       197,010         30,769
Net transfers(1)                                             (535,111)     (1,407,912)     1,899,651     2,515,075       (480,786)
Transfers for policy loans                                      8,213          14,386         28,841        13,937          5,094
Contract charges                                               (3,055)         (8,174)        (6,997)       (4,135)        (2,686)
Contract terminations:
   Surrender benefits                                      (1,728,510)     (1,499,185)    (1,054,975)     (676,541)      (531,646)
   Death benefits                                              (4,729)       (142,525)       (39,410)      (22,895)       (32,016)
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                            3,253,178       9,811,383     10,316,132     7,165,938      3,982,033
==================================================================================================================================

(1) Includes transfer activity from (to) other accounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
8  IDS LIFE OF NEW YORK EMPLOYEE BENEFIT ANNUITY - 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                   Segregated Asset Accounts
                                                          --------------------------------------------------------------------------
Year ended December 31, 2003 (continued)                      16             13              4               9              14
------------------------------------------------------------------------------------------------------------------------------------
Operations
Investment income (loss) -- net                           $   (6,629)   $   891,783    $   (320,011)   $  1,459,500    $   (267,199)
Net realized gain (loss) on sales of investments              (6,609)      (781,715)     (6,221,091)     (3,880,218)     (1,173,210)
Net change in unrealized appreciation or depreciation of
 investments                                                 165,576      2,702,079      27,183,879      22,715,163      18,154,036
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                  152,338      2,812,147      20,642,777      20,294,445      16,713,627
====================================================================================================================================

Contract transactions
Contract purchase payments                                    59,416        167,895       1,287,268       1,547,133       1,522,086
Net transfers(1)                                             713,226      2,170,308      (2,899,862)     (5,699,846)     (2,690,801)
Transfers for policy loans                                     1,603         14,739         202,685         214,701         293,465
Adjustments to net assets allocated to contracts in
 payout period                                                  (158)       (18,431)        (51,634)       (160,245)       (101,617)
Contract charges                                                (580)        (8,626)        (86,024)       (110,980)        (87,122)
Contract terminations:
   Surrender benefits                                       (103,205)    (1,954,160)     (8,790,700)    (12,036,416)    (11,347,593)
   Death benefits                                                 --       (124,599)     (1,166,832)     (1,774,170)       (656,523)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions               670,302        247,126     (11,505,099)    (18,019,823)    (13,068,105)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              483,157     11,360,181      81,361,545     118,948,554      80,248,678
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $1,305,797    $14,419,454    $ 90,499,223    $121,223,176    $ 83,894,200
====================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                       823,146     11,030,815      18,385,190      34,686,537      60,828,498
Contract purchase payments                                    91,957        146,156         266,856         428,574       1,077,481
Net transfers(1)                                           1,089,335      1,935,845        (650,818)     (1,680,687)     (2,170,786)
Transfers for policy loans                                     2,394         13,082          41,866          59,902         206,000
Contract charges                                                (900)        (7,928)        (17,902)        (28,638)        (53,644)
Contract terminations:
   Surrender benefits                                       (161,558)    (1,687,571)     (1,790,828)     (3,334,025)     (7,918,548)
   Death benefits                                                 --       (112,284)       (257,342)       (505,849)       (492,017)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           1,844,374     11,318,115      15,977,022      29,625,814      51,476,984
====================================================================================================================================

(1) Includes transfer activity from (to) other accounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
9  IDS LIFE OF NEW YORK EMPLOYEE BENEFIT ANNUITY - 2004 ANNUAL REPORT

Statements of Changes in Net Assets

                                                                                    Segregated Asset Accounts
                                                                -----------------------------------------------------------------
Year ended December 31, 2003 (continued)                             11                10               18                19
---------------------------------------------------------------------------------------------------------------------------------
Operations
Investment income (loss) -- net                                 $  (425,695)      $   (31,358)     $   (10,613)       $  (35,406)
Net realized gain (loss) on sales of investments                 (8,977,277)       (5,495,011)         (89,566)         (117,865)
Net change in unrealized appreciation or depreciation of
 investments                                                     19,587,600        13,894,851        1,846,694         1,366,186
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                      10,184,628         8,368,482        1,746,515         1,212,915
=================================================================================================================================

Contract transactions
Contract purchase payments                                          939,943           780,311          140,490           161,758
Net transfers(1)                                                 (2,750,472)       (2,230,092)       1,608,220         2,058,357
Transfers for policy loans                                          117,678           100,006           19,913             6,335
Adjustments to net assets allocated to contracts in payout
 period                                                             (34,274)          (29,212)         (11,694)           (4,362)
Contract charges                                                    (46,525)          (35,577)          (4,164)           (2,398)
Contract terminations:
   Surrender benefits                                            (4,701,857)       (3,836,830)        (907,778)         (406,436)
   Death benefits                                                  (455,224)         (297,996)        (155,134)           (3,492)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                   (6,930,731)       (5,549,390)         689,853         1,809,762
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                  41,588,035        36,140,766        5,297,055         2,548,902
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                       $44,841,932       $38,959,858      $ 7,733,423        $5,571,579
=================================================================================================================================

Accumulation unit activity
Units outstanding at beginning of year                           35,544,616        33,576,856        7,308,439         4,351,817
Contract purchase payments                                          735,291           693,933          178,164           245,392
Net transfers(1)                                                 (2,276,323)       (2,117,399)       1,964,921         2,821,814
Transfers for policy loans                                           90,973            87,912           24,678             9,325
Contract charges                                                    (35,620)          (31,021)          (5,267)           (3,601)
Contract terminations:
   Surrender benefits                                            (3,645,430)       (3,400,026)      (1,104,386)         (611,357)
   Death benefits                                                  (375,659)         (285,693)        (195,684)           (6,045)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                 30,037,848        28,524,562        8,170,865         6,807,345
=================================================================================================================================

(1) Includes transfer activity from (to) other accounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10  IDS LIFE OF NEW YORK EMPLOYEE BENEFIT ANNUITY - 2004 ANNUAL REPORT

Notes to Financial Statements

1. ORGANIZATION

IDS Life of New York Accounts 6, 5, 15, 17, 12, 16, 13, 4, 9, 14, 11, 10, 18
and 19 (collectively, the Accounts) were established under New York law as segregated asset accounts of IDS Life of New York. The Accounts are registered together as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exist in accordance with the rules and regulations of the New York State Insurance Department.

The Accounts are used as a funding vehicle for IDS Life of New York Employee Benefit Annuity contracts issued by IDS Life of New York.

Each Account invests exclusively in shares of the following funds
(collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding Account name are provided below.

Account      Fund
------------------------------------------------------------------------------
6            AXP(R) Variable Portfolio - Cash Management Fund
5            AXP(R) Variable Portfolio - Diversified Bond Fund
15           AXP(R) Variable Portfolio - Diversified Equity Income Fund
17           AXP(R) Variable Portfolio - Equity Select Fund
12           AXP(R) Variable Portfolio - Global Bond Fund
16           AXP(R) Variable Portfolio - Growth Fund
13           AXP(R) Variable Portfolio - High Yield Bond Fund
4            AXP(R) Variable Portfolio - Large Cap Equity Fund
               (previously AXP(R) Variable Portfolio - Capital Resource Fund)
9            AXP(R) Variable Portfolio - Managed Fund
14           AXP(R) Variable Portfolio - New Dimensions Fund(R)
11           AXP(R) Variable Portfolio - Strategy Aggressive Fund
10           AXP(R) Variable Portfolio - Threadneedle International Fund
               (previously AXP(R) Variable Portfolio - International Fund)
18           AllianceBernstein VP Growth and Income Portfolio (Class B)
19           Wells Fargo Advantage Small Cap Growth Fund
------------------------------------------------------------------------------

The assets of the Accounts are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life of New York.

IDS Life of New York serves as issuer of the contracts and related certificates.

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of AEFC. AEFC is the parent company of IDS Life. IDS Life is the parent company of IDS Life of New York.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of IDS Life of New York.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the Accounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the Accounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Variable Payout

Net assets allocated to certificates in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate would be 5%, as regulated by the laws of the state. The mortality risk is fully borne by IDS Life of New York and may result in additional amounts being transferred into the variable annuity account by IDS Life of New York to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

--------------------------------------------------------------------------------
11  IDS LIFE OF NEW YORK EMPLOYEE BENEFIT ANNUITY - 2004 ANNUAL REPORT

Federal Income Taxes

IDS Life of New York is taxed as a life insurance company. The Accounts are treated as part of IDS Life of New York for federal income tax purposes. Under existing tax law, no income taxes are payable with respect to any investment income of the Accounts to the extent the earnings are credited under the certificates. Based on this, no charge is being made currently to the Account for federal income taxes. IDS Life of New York will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the certificates.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES

IDS Life of New York makes contractual assurances to the Accounts that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Accounts. IDS Life of New York deducts a daily mortality and expense risk fee equal, on an annual basis, to 1% of the average daily net assets of each Account.

4. CERTIFICATE CHARGES

IDS Life of New York deducts a certificate administrative charge of $20 to $30 per year depending upon the product selected. This charge reimburses IDS Life of New York for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying certificate value.

5. SURRENDER CHARGES

IDS Life of New York may use a surrender charge to help it recover certain expenses related to the sale of the annuity. When applicable, a surrender charge will apply for a maximum number of years, as depicted in the surrender charge schedule included in the applicable product's prospectus. Charges by IDS Life of New York for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $1,302,654 in 2004 and $1,009,588 in 2003. Such charges are not treated as a separate expense of the Accounts. They are ultimately deducted from contract surrender benefits paid by IDS Life of New York.

6. RELATED PARTY TRANSACTIONS

Management fees were paid indirectly to AEFC, an affiliate of IDS Life of New York, in its capacity as investment manager for the American Express(R) Variable Portfolio Funds. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

Fund                                                                                                             Percentage range
----------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund                                                                 0.510% to 0.440%
AXP(R) Variable Portfolio - Diversified Bond Fund                                                                0.610% to 0.535%
AXP(R) Variable Portfolio - Diversified Equity Income Fund                                                       0.560% to 0.470%
AXP(R) Variable Portfolio - Equity Select Fund                                                                   0.650% to 0.560%
AXP(R) Variable Portfolio - Global Bond Fund                                                                     0.840% to 0.780%
AXP(R) Variable Portfolio - Growth Fund                                                                          0.630% to 0.570%
AXP(R) Variable Portfolio - High Yield Bond Fund                                                                 0.620% to 0.545%
AXP(R) Variable Portfolio - Large Cap Equity Fund                                                                0.630% to 0.570%
AXP(R) Variable Portfolio - Managed Fund                                                                         0.630% to 0.550%
AXP(R) Variable Portfolio - New Dimensions Fund(R)                                                               0.630% to 0.570%
AXP(R) Variable Portfolio - Strategy Aggressive Fund                                                             0.650% to 0.575%
AXP(R) Variable Portfolio - Threadneedle International Fund                                                      0.870% to 0.795%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
12  IDS LIFE OF NEW YORK EMPLOYEE BENEFIT ANNUITY - 2004 ANNUAL REPORT

For the following Funds the fee may be adjusted upward or downward by a maximum performance incentive adjustment of 0.08% for AXP(R) Variable Portfolio - Managed Fund and 0.12% for each remaining Fund. The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets.

AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Equity Select Fund
AXP(R) Variable Portfolio - Growth Fund
AXP(R) Variable Portfolio - Large Cap Equity Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - New Dimensions Fund(R)
AXP(R) Variable Portfolio - Strategy Aggressive Fund
AXP(R) Variable Portfolio - Threadneedle International Fund

The American Express(R) Variable Portfolio Funds also have an agreement with IDS Life, an affiliate of IDS Life of New York, for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The American Express(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

Fund                                                                                                             Percentage range
----------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund                                                                 0.030% to 0.020%
AXP(R) Variable Portfolio - Diversified Bond Fund                                                                0.050% to 0.025%
AXP(R) Variable Portfolio - Diversified Equity Income Fund                                                       0.040% to 0.020%
AXP(R) Variable Portfolio - Equity Select Fund                                                                   0.060% to 0.030%
AXP(R) Variable Portfolio - Global Bond Fund                                                                     0.060% to 0.040%
AXP(R) Variable Portfolio - Growth Fund                                                                          0.050% to 0.030%
AXP(R) Variable Portfolio - High Yield Bond Fund                                                                 0.050% to 0.025%
AXP(R) Variable Portfolio - Large Cap Equity Fund                                                                0.050% to 0.030%
AXP(R) Variable Portfolio - Managed Fund                                                                         0.040% to 0.020%
AXP(R) Variable Portfolio - New Dimensions Fund(R)                                                               0.050% to 0.030%
AXP(R) Variable Portfolio - Strategy Aggressive Fund                                                             0.060% to 0.035%
AXP(R) Variable Portfolio - Threadneedle International Fund                                                      0.060% to 0.035%
----------------------------------------------------------------------------------------------------------------------------------

The American Express(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life of New York.

7. INVESTMENT TRANSACTIONS

The Accounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2004 were as follows:

Account                  Fund                                                                                          Purchases
----------------------------------------------------------------------------------------------------------------------------------
6                        AXP(R) Variable Portfolio - Cash Management Fund                                              $2,759,947
5                        AXP(R) Variable Portfolio - Diversified Bond Fund                                              2,199,781
15                       AXP(R) Variable Portfolio - Diversified Equity Income Fund                                     6,908,197
17                       AXP(R) Variable Portfolio - Equity Select Fund                                                 1,699,963
12                       AXP(R) Variable Portfolio - Global Bond Fund                                                     901,744
16                       AXP(R) Variable Portfolio - Growth Fund                                                          505,146
13                       AXP(R) Variable Portfolio - High Yield Bond Fund                                               2,447,410
4                        AXP(R) Variable Portfolio - Large Cap Equity Fund                                                923,608
9                        AXP(R) Variable Portfolio - Managed Fund                                                       2,945,281
14                       AXP(R) Variable Portfolio - New Dimensions Fund(R)                                             1,215,761
11                       AXP(R) Variable Portfolio - Strategy Aggressive Fund                                             184,485
10                       AXP(R) Variable Portfolio - Threadneedle International Fund                                    1,588,772
18                       AllianceBernstein VP Growth and Income Portfolio (Class B)                                     2,084,076
19                       Wells Fargo Advantage Small Cap Growth Fund                                                    1,818,894
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
13  IDS LIFE OF NEW YORK EMPLOYEE BENEFIT ANNUITY - 2004 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the Accounts.

                                        6         5      15(4)     17(4)      12     16(4)      13        4         9        14
                                     ----------------------------------------------------------------------------------------------
Accumulation unit value
At Dec. 31, 2001                       $2.52     $4.52    $0.95     $0.99    $1.14    $0.80    $1.10     $5.69     $3.92     $1.69
At Dec. 31, 2002                       $2.53     $4.72    $0.76     $0.84    $1.30    $0.59    $1.01     $4.40     $3.38     $1.31
At Dec. 31, 2003                       $2.51     $4.88    $1.06     $1.02    $1.46    $0.71    $1.26     $5.62     $4.02     $1.61
At Dec. 31, 2004                       $2.51     $5.05    $1.25     $1.10    $1.59    $0.76    $1.39     $5.90     $4.37     $1.64
-----------------------------------------------------------------------------------------------------------------------------------
Units (000s)
At Dec. 31, 2001                       6,508    13,011    4,963     1,646    4,016       95   13,221    24,285    44,073    79,769
At Dec. 31, 2002                       5,438    12,733    9,189     5,143    4,993      823   11,031    18,385    34,687    60,828
At Dec. 31, 2003                       3,253     9,811   10,316     7,166    3,982    1,844   11,318    15,977    29,626    51,477
At Dec. 31, 2004                       2,413     7,630   15,614     7,975    3,576    2,023   10,286    13,632    24,789    41,226
-----------------------------------------------------------------------------------------------------------------------------------
Net assets (000s)
At Dec. 31, 2001                     $16,591   $59,070   $4,716    $1,624   $4,613      $76  $14,664  $138,941  $174,755  $135,369
At Dec. 31, 2002                     $13,843   $60,437   $7,023    $4,334   $6,551     $483  $11,360   $81,362  $118,949   $80,249
At Dec. 31, 2003                      $8,266   $48,225  $11,099    $7,382   $5,875   $1,306  $14,419   $90,499  $121,223   $83,894
At Dec. 31, 2004                      $6,233   $38,835  $19,576    $8,863   $5,748   $1,537  $14,451   $80,986  $110,229   $68,827
-----------------------------------------------------------------------------------------------------------------------------------
Investment income ratio(1)
For the year ended Dec. 31, 2001       3.52%     6.44%    1.40%        --    3.27%       --   11.00%     0.29%     2.49%     0.22%
For the year ended Dec. 31, 2002       1.16%     5.07%    1.62%        --    4.82%    0.14%    7.84%     0.52%     2.56%     0.50%
For the year ended Dec. 31, 2003       0.52%     3.61%    1.63%        --    7.21%    0.21%    7.71%     0.62%     2.25%     0.67%
For the year ended Dec. 31, 2004       0.72%     3.81%    1.63%        --    4.08%    0.32%    7.02%     0.89%     2.27%     1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio(2)
For the year ended Dec. 31, 2001       1.00%     1.00%    1.00%     1.00%    1.00%    1.00%    1.00%     1.00%     1.00%     1.00%
For the year ended Dec. 31, 2002       1.00%     1.00%    1.00%     1.00%    1.00%    1.00%    1.00%     1.00%     1.00%     1.00%
For the year ended Dec. 31, 2003       1.00%     1.00%    1.00%     1.00%    1.00%    1.00%    1.00%     1.00%     1.00%     1.00%
For the year ended Dec. 31, 2004       1.00%     1.00%    1.00%     1.00%    1.00%    1.00%    1.00%     1.00%     1.00%     1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(3)
For the year ended Dec. 31, 2001       2.44%     6.60%   (5.00%)   (1.00%)   0.00%  (20.00%)   4.76%   (18.95%)  (11.51%)  (17.56%)
For the year ended Dec. 31, 2002       0.40%     4.42%  (20.00%)  (15.15%)  14.04%  (26.25%)  (8.18%)  (22.67%)  (13.78%)  (22.49%)
For the year ended Dec. 31, 2003      (0.79%)    3.39%   39.47%    21.43%   12.31%   20.34%   24.75%    27.73%    18.93%    22.90%
For the year ended Dec. 31, 2004      (0.26%)    3.45%   17.03%     8.02%    8.93%    7.35%   10.29%     4.83%     8.51%     2.25%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14  IDS LIFE OF NEW YORK EMPLOYEE BENEFIT ANNUITY - 2004 ANNUAL REPORT

                                                                   11              10               18(4)          19(4)
                                                                -----------------------------------------------------------
Accumulation unit value
At Dec. 31, 2001                                                  $1.72            $1.32             $0.92          $0.94
At Dec. 31, 2002                                                  $1.16            $1.07             $0.71          $0.57
At Dec. 31, 2003                                                  $1.48            $1.35             $0.93          $0.81
At Dec. 31, 2004                                                  $1.60            $1.57             $1.02          $0.91
---------------------------------------------------------------------------------------------------------------------------
Units (000s)
At Dec. 31, 2001                                                 48,699           44,105             4,394          1,279
At Dec. 31, 2002                                                 35,545           33,577             7,308          4,352
At Dec. 31, 2003                                                 30,038           28,525             8,171          6,807
At Dec. 31, 2004                                                 24,126           26,380             9,502          7,848
---------------------------------------------------------------------------------------------------------------------------
Net assets (000s)
At Dec. 31, 2001                                                $84,352          $58,500            $4,056         $1,201
At Dec. 31, 2002                                                $41,588          $36,141            $5,297         $2,549
At Dec. 31, 2003                                                $44,842          $38,960            $7,733         $5,572
At Dec. 31, 2004                                                $39,054          $41,868            $9,864         $7,213
---------------------------------------------------------------------------------------------------------------------------
Investment income ratio(1)
For the year ended Dec. 31, 2001                                  0.20%            1.20%             0.09%             --
For the year ended Dec. 31, 2002                                     --            0.96%             0.56%             --
For the year ended Dec. 31, 2003                                     --            0.91%             0.84%             --
For the year ended Dec. 31, 2004                                     --            1.11%             0.74%             --
---------------------------------------------------------------------------------------------------------------------------
Expense ratio(2)
For the year ended Dec. 31, 2001                                  1.00%            1.00%             1.00%          1.00%
For the year ended Dec. 31, 2002                                  1.00%            1.00%             1.00%          1.00%
For the year ended Dec. 31, 2003                                  1.00%            1.00%             1.00%          1.00%
For the year ended Dec. 31, 2004                                  1.00%            1.00%             1.00%          1.00%
---------------------------------------------------------------------------------------------------------------------------
Total return(3)
For the year ended Dec. 31, 2001                                (33.59%)         (29.41%)           (8.00%)        (6.00%)
For the year ended Dec. 31, 2002                                (32.56%)         (18.94%)          (22.83%)       (39.36%)
For the year ended Dec. 31, 2003                                 27.59%           26.17%            30.99%         42.11%
For the year ended Dec. 31, 2004                                  8.32%           16.24%            10.11%         12.64%
---------------------------------------------------------------------------------------------------------------------------
(1)   These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Accounts invest. These ratios are annualized for periods less than one year.

(2) These ratios represent the annualized certificate expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to certificate owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4)   Operations commenced on June 1, 2001.

--------------------------------------------------------------------------------
15  IDS LIFE OF NEW YORK EMPLOYEE BENEFIT ANNUITY - 2004 ANNUAL REPORT

Condensed Financial Information

(Unaudited)

The following tables give per-unit information about the financial history of each variable account. The date in which operations commenced in each variable account is noted in parentheses.

Variable account charges of 1.00% of the daily net assets of the variable account.

Year ended Dec. 31,                                                           2004     2003     2002     2001    2000
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund*(10/25/1982)
Accumulation unit value at beginning of period                                $2.51    $2.53    $2.52    $2.46   $2.34
Accumulation unit value at end of period                                      $2.51    $2.51    $2.53    $2.52   $2.46
Number of accumulation units outstanding
 at end of period (000 omitted)                                               2,413    3,253    5,438    6,508   4,607

* The 7-day simple and compound yields for AXP(R) Variable Portfolio -
  Cash Management Fund at Dec. 31, 2004 were 0.58% and 0.58%, respectively.
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Bond Fund (10/25/1982)
Accumulation unit value at beginning of period                                $4.88    $4.72    $4.52    $4.24   $4.06
Accumulation unit value at end of period                                      $5.05    $4.88    $4.72    $4.52   $4.24
Number of accumulation units outstanding
 at end of period (000 omitted)                                               7,630    9,811   12,733   13,011  13,342
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Equity Income Fund (6/1/2001)
Accumulation unit value at beginning of period                                $1.06    $0.76    $0.95    $1.00      --
Accumulation unit value at end of period                                      $1.25    $1.06    $0.76    $0.95      --
Number of accumulation units outstanding
 at end of period (000 omitted)                                              15,614   10,316    9,189    4,963      --
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Equity Select Fund (6/1/2001)
Accumulation unit value at beginning of period                                $1.02    $0.84    $0.99    $1.00      --
Accumulation unit value at end of period                                      $1.10    $1.02    $0.84    $0.99      --
Number of accumulation units outstanding
 at end of period (000 omitted)                                               7,975    7,166    5,143    1,646      --
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Global Bond Fund (5/1/1996)
Accumulation unit value at beginning of period                                $1.46    $1.30    $1.14    $1.14   $1.12
Accumulation unit value at end of period                                      $1.59    $1.46    $1.30    $1.14   $1.14
Number of accumulation units outstanding
 at end of period (000 omitted)                                               3,576    3,982    4,993    4,016   4,548
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Growth Fund (6/1/2001)
Accumulation unit value at beginning of period                                $0.71    $0.59    $0.80    $1.00      --
Accumulation unit value at end of period                                      $0.76    $0.71    $0.59    $0.80      --
Number of accumulation units outstanding
 at end of period (000 omitted)                                               2,023    1,844      823       95      --
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - High Yield Bond Fund (5/1/1996)
Accumulation unit value at beginning of period                                $1.26    $1.01    $1.10    $1.05   $1.17
Accumulation unit value at end of period                                      $1.39    $1.26    $1.01    $1.10   $1.05
Number of accumulation units outstanding
 at end of period (000 omitted)                                              10,286   11,318   11,031   13,221  14,688
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Equity Fund (10/25/1982)
 (previously AXP(R) Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                                $5.62    $4.40    $5.69    $7.02   $8.60
Accumulation unit value at end of period                                      $5.90    $5.62    $4.40    $5.69   $7.02
Number of accumulation units outstanding
 at end of period (000 omitted)                                              13,632   15,977   18,385   24,285  28,855
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Managed Fund (4/30/1986)
Accumulation unit value at beginning of period                                $4.02    $3.38    $3.92    $4.43   $4.58
Accumulation unit value at end of period                                      $4.37    $4.02    $3.38    $3.92   $4.43
Number of accumulation units outstanding
 at end of period (000 omitted)                                              24,789   29,626   34,687   44,073  50,700
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - New Dimensions Fund(R) (5/1/1996)
Accumulation unit value at beginning of period                                $1.61    $1.31    $1.69    $2.05   $2.27
Accumulation unit value at end of period                                      $1.64    $1.61    $1.31    $1.69   $2.05
Number of accumulation units outstanding
 at end of period (000 omitted)                                              41,226   51,477   60,828   79,769  87,213
-----------------------------------------------------------------------------------------------------------------------
Year ended Dec. 31,                                                           1999     1998     1997     1996    1995
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund*(10/25/1982)
Accumulation unit value at beginning of period                                $2.26    $2.17    $2.07    $1.99   $1.91
Accumulation unit value at end of period                                      $2.34    $2.26    $2.17    $2.07   $1.99
Number of accumulation units outstanding
 at end of period (000 omitted)                                               5,999    6,515    4,651    5,927   5,445

* The 7-day simple and compound yields for AXP(R) Variable Portfolio -
  Cash Management Fund at Dec. 31, 2004 were 0.58% and 0.58%, respectively.
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Bond Fund (10/25/1982)
Accumulation unit value at beginning of period                                $4.03    $4.01    $3.73    $3.53   $2.91
Accumulation unit value at end of period                                      $4.06    $4.03    $4.01    $3.73   $3.53
Number of accumulation units outstanding
 at end of period (000 omitted)                                              16,987   20,262   21,882   24,424  23,903
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Equity Income Fund (6/1/2001)
Accumulation unit value at beginning of period                                   --       --       --       --      --
Accumulation unit value at end of period                                         --       --       --       --      --
Number of accumulation units outstanding
 at end of period (000 omitted)                                                  --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Equity Select Fund (6/1/2001)
Accumulation unit value at beginning of period                                   --       --       --       --      --
Accumulation unit value at end of period                                         --       --       --       --      --
Number of accumulation units outstanding
 at end of period (000 omitted)                                                  --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Global Bond Fund (5/1/1996)
Accumulation unit value at beginning of period                                $1.18    $1.10    $1.07    $1.00      --
Accumulation unit value at end of period                                      $1.12    $1.18    $1.10    $1.07      --
Number of accumulation units outstanding
 at end of period (000 omitted)                                               5,735    6,220    5,578    2,311      --
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Growth Fund (6/1/2001)
Accumulation unit value at beginning of period                                   --       --       --       --      --
Accumulation unit value at end of period                                         --       --       --       --      --
Number of accumulation units outstanding
 at end of period (000 omitted)                                                  --       --       --       --      --
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - High Yield Bond Fund (5/1/1996)
Accumulation unit value at beginning of period                                $1.12    $1.18    $1.05    $1.00      --
Accumulation unit value at end of period                                      $1.17    $1.12    $1.18    $1.05      --
Number of accumulation units outstanding
 at end of period (000 omitted)                                              17,003   17,820   12,894    4,671      --
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Equity Fund (10/25/1982)
 (previously AXP(R) Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                                $7.02    $5.71    $4.64    $4.35   $3.43
Accumulation unit value at end of period                                      $8.60    $7.02    $5.71    $4.64   $4.35
Number of accumulation units outstanding
 at end of period (000 omitted)                                              33,850   37,947   41,666   47,283  44,849
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Managed Fund (4/30/1986)
Accumulation unit value at beginning of period                                $4.03    $3.51    $2.96    $2.57   $2.09
Accumulation unit value at end of period                                      $4.58    $4.03    $3.51    $2.96   $2.57
Number of accumulation units outstanding
 at end of period (000 omitted)                                              59,965   67,428   73,557   75,219  72,999
-----------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - New Dimensions Fund(R) (5/1/1996)
Accumulation unit value at beginning of period                                $1.74    $1.37    $1.11    $1.00      --
Accumulation unit value at end of period                                      $2.27    $1.74    $1.37    $1.11      --
Number of accumulation units outstanding
 at end of period (000 omitted)                                              88,673   75,581   64,613   27,817      --
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16  IDS LIFE OF NEW YORK EMPLOYEE BENEFIT ANNUITY - 2004 ANNUAL REPORT

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)

Year ended Dec. 31,                                                         2004     2003     2002     2001    2000
---------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Strategy Aggressive Fund (1/13/1992)
Accumulation unit value at beginning of period                              $1.48    $1.16    $1.72    $2.59   $3.24
Accumulation unit value at end of period                                    $1.60    $1.48    $1.16    $1.72   $2.59
Number of accumulation units outstanding
 at end of period (000 omitted)                                            24,126   30,038   35,545   48,699  56,989
---------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Threadneedle International Fund (1/13/1992)
 (previously AXP(R) Variable Portfolio - International Fund)
Accumulation unit value at beginning of period                              $1.35    $1.07    $1.32    $1.87   $2.51
Accumulation unit value at end of period                                    $1.57    $1.35    $1.07    $1.32   $1.87
Number of accumulation units outstanding
 at end of period (000 omitted)                                            26,380   28,525   33,577   44,105  53,666
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth and Income Portfolio (Class B) (6/1/2001)
Accumulation unit value at beginning of period                              $0.93    $0.71    $0.92    $1.00      --
Accumulation unit value at end of period                                    $1.02    $0.93    $0.71    $0.92      --
Number of accumulation units outstanding
 at end of period (000 omitted)                                             9,502    8,171    7,308    4,394      --
---------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund (6/1/2001)
Accumulation unit value at beginning of period                              $0.81    $0.57    $0.94    $1.00      --
Accumulation unit value at end of period                                    $0.91    $0.81    $0.57    $0.94      --
Number of accumulation units outstanding
 at end of period (000 omitted)                                             7,848    6,807    4,352    1,279      --
---------------------------------------------------------------------------------------------------------------------
Year ended Dec. 31,                                                         1999     1998     1997     1996    1995
---------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Strategy Aggressive Fund (1/13/1992)
Accumulation unit value at beginning of period                              $1.91    $1.88    $1.69    $1.47   $1.12
Accumulation unit value at end of period                                    $3.24    $1.91    $1.88    $1.69   $1.47
Number of accumulation units outstanding
 at end of period (000 omitted)                                            61,638   73,610   79,813   77,673  62,233
---------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Threadneedle International Fund (1/13/1992)
 (previously AXP(R) Variable Portfolio - International Fund)
Accumulation unit value at beginning of period                              $1.74    $1.52    $1.50    $1.38   $1.25
Accumulation unit value at end of period                                    $2.51    $1.74    $1.52    $1.50   $1.38
Number of accumulation units outstanding
 at end of period (000 omitted)                                            59,132   67,198   75,831   77,830  63,576
---------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth and Income Portfolio (Class B) (6/1/2001)
Accumulation unit value at beginning of period                                 --       --       --       --      --
Accumulation unit value at end of period                                       --       --       --       --      --
Number of accumulation units outstanding
 at end of period (000 omitted)                                                --       --       --       --      --
---------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund (6/1/2001)
Accumulation unit value at beginning of period                                 --       --       --       --      --
Accumulation unit value at end of period                                       --       --       --       --      --
Number of accumulation units outstanding
 at end of period (000 omitted)                                                --       --       --       --      --
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
17  IDS LIFE OF NEW YORK EMPLOYEE BENEFIT ANNUITY - 2004 ANNUAL REPORT

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS

IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying balance sheets of IDS Life Insurance Company of New York (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 2004 and 2003, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of IDS Life Insurance Company of New York's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the financial statements, in 2004 IDS Life Insurance Company of New York adopted the provision of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" and in 2003 adopted the provisions of Financial Accounting Standards Board Interpretation No. 46 (Revised December 2003), "Consolidation of Variable Interest Entities."

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 18, 2005

--------------------------------------------------------------------------------
1

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

BALANCE SHEETS

December 31, (In thousands, except share amounts)                                                       2004          2003
ASSETS
Investments:
   Available-for-Sale: (Note 2)
      Fixed maturities, at fair value (amortized cost: 2004, $1,346,261; 2003, $1,290,945)         $1,398,741    $1,340,932
      Preferred and common stocks, at fair value (cost: 2004, $2,000; 2003, $2,000)                     2,082         2,070
   Mortgage loans on real estate, at cost (less reserves: 2004, $2,297; 2003, $1,498)                 166,218       158,581
   Policy loans                                                                                        30,550        29,640
------------------------------------------------------------------------------------------------------------------------------------
         Total investments                                                                          1,597,591     1,531,223

Cash and cash equivalents                                                                              25,176        13,615
Amounts recoverable from reinsurers                                                                    31,006        24,179
Amounts due from brokers                                                                                    9            12
Other accounts receivable                                                                               2,740         2,131
Accrued investment income                                                                              17,630        17,020
Deferred policy acquisition costs (Note 3)                                                            190,548       178,641
Deferred sales inducement costs (Note 4)                                                                6,186         5,716
Other assets                                                                                            5,573         5,163
Separate account assets                                                                             1,681,670     1,443,767
------------------------------------------------------------------------------------------------------------------------------------
         Total assets                                                                              $3,558,129    $3,221,467
====================================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $1,137,105    $1,073,952
      Variable annuity guarantees                                                                       1,565            --
      Universal life-type insurance                                                                   183,305       177,458
      Traditional life insurance                                                                       20,256        20,054
      Disability income and long-term care insurance                                                  110,536        96,988
   Policy claims and other policyholders' funds                                                         5,600         4,778
   Deferred income taxes, net                                                                           3,953         2,042
   Other liabilities                                                                                   13,000        13,557
   Separate account liabilities                                                                     1,681,670     1,443,767
------------------------------------------------------------------------------------------------------------------------------------
         Total liabilities                                                                          3,156,990     2,832,596
------------------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies
Stockholder's equity:
   Capital stock, $10 par value; 200,000 shares authorized, issued and outstanding                      2,000         2,000
   Additional paid-in capital                                                                          49,000        49,000
   Accumulated other comprehensive income, net of tax:
      Net unrealized securities gains                                                                  29,979        31,229
   Retained earnings                                                                                  320,160       306,642
------------------------------------------------------------------------------------------------------------------------------------
         Total stockholder's equity                                                                   401,139       388,871
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $3,558,129    $3,221,467
====================================================================================================================================

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
2

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

STATEMENTS OF INCOME

Years ended December 31, (In thousands)                                                 2004            2003          2002
REVENUES
Premiums:
   Traditional life insurance                                                         $  4,072       $  3,825      $  3,679
   Disability income and long-term care insurance                                       17,643         17,873        16,364
------------------------------------------------------------------------------------------------------------------------------------
      Total premiums                                                                    21,715         21,698        20,043
Net investment income                                                                   86,035         87,117        84,176
Contractholder and policyholder charges                                                 31,519         29,729        28,860
Mortality and expense risk and other fees                                               20,605         14,326        13,960
Net realized gain (loss) on investments                                                    575           (338)       (8,481)
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                            160,449        152,532       138,558
------------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Death and other benefits:
   Traditional life insurance                                                            2,693          3,812         3,451
   Investment contracts and universal life-type insurance                               11,541         11,885         6,433
   Disability income and long-term care insurance                                        5,264          3,598         3,801
(Decrease) increase in liabilities for future policy benefits:
   Traditional life insurance                                                             (556)          (704)         (714)
   Disability income and long-term care insurance                                        8,897         10,401        10,066
Interest credited on investment contracts and universal life-type insurance             48,403         51,823        44,910
Amortization of deferred policy acquisition costs                                       10,489          8,479        16,943
Other insurance and operating expenses                                                  17,862         17,024        12,333
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                            104,593        106,318        97,223
------------------------------------------------------------------------------------------------------------------------------------
Income before income tax provision and accounting change                                55,856         46,214        41,335
Income tax provision                                                                    18,113         15,286        14,302
------------------------------------------------------------------------------------------------------------------------------------
Income before accounting change                                                         37,743         30,928        27,033
Cumulative effect of accounting change, net of tax benefit (Note 1)                     (2,725)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net income                                                                            $ 35,018       $ 30,928      $ 27,033
====================================================================================================================================

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
3

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS

Years ended December 31, (In thousands)                                                 2004            2003          2002
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                           $  35,018      $  30,928     $  27,033
Adjustments to reconcile net income to net cash provided by operating activities:
   Policy loans, excluding universal life-type insurance:
      Repayment                                                                          2,494          2,566         2,912
      Issuance                                                                          (2,554)        (2,230)       (2,430)
   Change in accrued investment income                                                      25           (707)         (945)
   Change in amounts recoverable from reinsurers                                        (6,827)        (4,112)       (4,166)
   Change in other accounts receivable                                                    (609)          (555)          925
   Change in other assets and liabilities, net                                          (2,015)        (3,438)       (4,737)
   Change in deferred policy acquisition costs, net                                    (12,891)       (15,447)      (13,383)
   Change in liabilities for future policy benefits for traditional life,
      disability income and long-term care insurance                                    13,750         14,246        14,898
   Change in policy claims and other policyholder's funds                                  822          2,435        (4,461)
   Deferred income tax provision                                                         4,051          3,870         1,851
   Amortization of premium (accretion of discount), net                                  2,236            808          (819)
   Net realized (gain) loss on investments                                                (575)           338         8,481
   Policyholder and contractholder charges, non-cash                                   (14,266)       (14,352)      (13,394)
   Cumulative effect of accounting change, net of tax benefit (Note 1)                   2,725             --            --
------------------------------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                                         21,384         14,350        11,765
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
   Purchases                                                                          (278,401)      (718,910)     (590,944)
   Maturities, sinking fund payments and calls                                         128,099        139,530       198,972
   Sales                                                                                92,583        488,168       215,680
Other investments, excluding policy loans:
   Purchases                                                                           (40,402)       (70,848)       (1,374)
   Sales, maturities, sinking fund payments and calls                                   31,508         24,184        14,235
Change in amounts due to and from brokers, net                                               3            (12)      (31,487)
------------------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                            (66,610)      (137,888)     (194,918)
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to investment contracts and universal life-type insurance:
   Considerations received                                                             111,916        141,822       174,235
   Surrenders and other benefits                                                       (81,182)       (61,174)      (15,299)
   Interest credited to account values                                                  48,403         51,823        44,910
Universal life-type insurance policy loans:
   Repayment                                                                             4,735          4,484         4,150
   Issuance                                                                             (5,585)        (3,908)       (4,102)
Cash dividends to IDS Life Insurance Company                                           (21,500)       (20,000)      (14,000)
------------------------------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                                         56,787        113,047       189,894
Net increase (decrease) in cash and cash equivalents                                    11,561        (10,491)        6,741
Cash and cash equivalents at beginning of year                                          13,615         24,106        17,365
------------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                             $  25,176      $  13,615     $  24,106
====================================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                                 $  12,378      $  12,340     $  13,059
   Interest on borrowings                                                                   --            108             6

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
4

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

STATEMENTS OF STOCKHOLDER'S EQUITY
                                                                                               Accumulated
                                                                                                  Other
                                                                                  Additional  Comprehensive                Total
                                                                         Capital    Paid-in  Income (Loss), Retained   Stockholder's
For the three years ended December 31, 2004 (In thousands)                Stock     Capital    Net of Tax   Earnings      Equity
------------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001, as previously reported                        $ 2,000   $49,000       $ 4,588     $260,875     $316,463
Deferred tax adjustment (Note 1)                                               --        --            --       21,806       21,806
                                                                          ----------------------------------------------------------
Balance, December 31, 2001, adjusted                                      $ 2,000   $49,000       $ 4,588     $282,681     $338,269
Comprehensive income:
   Net income                                                                  --        --            --       27,033       27,033
   Net unrealized holding gains on Available-for-Sale securities arising during the year, net of deferred policy acquisition costs
      of ($2,833) and income tax provision of ($13,606)                        --        --        25,268           --       25,268
   Reclassification adjustment for losses on Available-for-Sale securities
      included in net income, net of income tax benefit of $2,846              --        --         5,285           --        5,285
                                                                                                  -------                  ---------
   Other comprehensive income                                                  --        --        30,553           --       30,553
                                                                                                  -------                  ---------
   Comprehensive income                                                                                                      57,586
Cash dividends                                                                 --        --            --      (14,000)     (14,000)
------------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                                $ 2,000   $49,000       $35,141     $295,714     $381,855
Comprehensive income:
   Net income                                                                  --        --            --       30,928       30,928
   Net unrealized holding losses on Available-for-Sale securities arising during the year, net of deferred policy acquisition costs
      of ($1,041) and income tax benefit of $2,107                             --        --        (3,911)          --       (3,911)
   Reclassification adjustment for losses on Available-for-Sale securities
      included in net income, net of income tax benefit of $nil                --        --            (1)          --           (1)
                                                                                                  -------                  ---------
   Other comprehensive income                                                  --        --        (3,912)          --       (3,912)
                                                                                                  -------                  ---------
   Comprehensive income                                                                                                      27,016
Cash dividends                                                                 --        --            --      (20,000)     (20,000)
------------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                                $ 2,000   $49,000       $31,229     $306,642     $388,871
Comprehensive income:
   Net income                                                                  --        --            --       35,018       35,018
   Net unrealized holding losses on Available-for-Sale securities arising during the year, net of income tax benefit of $32
      and net of adjustments to deferred policy acquisition costs
      of ($2,037) and deferred sales inducement costs of $391.                 --        --           (59)          --          (59)
   Reclassification adjustment for gains on Available-for-Sale securities
      included in net income, net of income tax provision of $641              --        --        (1,191)          --       (1,191)
                                                                                                  -------                  ---------
   Other comprehensive loss                                                    --        --        (1,250)          --       (1,250)
                                                                                                  -------                  ---------
   Comprehensive income                                                                                                      33,768
Cash dividends                                                                 --        --            --      (21,500)     (21,500)
------------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                                $ 2,000   $49,000       $29,979     $320,160     $401,139
====================================================================================================================================

See accompanying Notes to Financial Statements.

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5
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IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

IDS Life Insurance Company of New York (IDS Life of New York) is a stock life insurance company organized under the laws of the State of New York. IDS Life of New York is a wholly-owned subsidiary of IDS Life Insurance Company (IDS Life), a Minnesota corporation. IDS Life is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly-owned subsidiary of American Express Company. IDS Life of New York serves residents of the State of New York.

IDS Life of New York's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. IDS Life of New York's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, IDS Life of New York has the option of paying a higher rate set at its discretion. IDS Life of New York also offers variable annuities, including the American Express Retirement Advisor Advantage Plus(R) Variable Annuity and the American Express Retirement Advisor Select Plus(R) Variable Annuity. Life insurance products currently offered by IDS Life of New York include universal life (fixed and variable, single life and joint life) single premium life and term products. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. IDS Life of New York also markets disability income insurance. Although IDS Life of New York discontinued issuance of long-term care insurance at the end of 2002, IDS Life of New York still retains risk on a block of existing contracts, 50% of which are reinsured. In May 2003, IDS Life of New York began outsourcing claims administration as well.

Under IDS Life of New York's variable life and annuity products described above, the purchaser may choose among investment options that include IDS Life of New York's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of presentation

The accompanying Financial Statements have been prepared in conformity with accounting principles generally accepted in the U.S. (GAAP) which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance (IDS Life of New York's primary regulator), as reconciled in Note 6. Certain prior year amounts have been reclassified to conform to the current year's presentation. Additionally, IDS Life of New York recorded a $21.8 million adjustment to increase December 31, 2001 retained earnings. The adjustment resulted from a detailed review of the deferred tax asset and liability accounts whereby it was determined that IDS Life of New York did not give proper consideration to all temporary differences. The transactions that gave rise to the temporary differences primarily occurred in 2001 and prior years.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenues

Premium revenues

Premium revenues include premiums on traditional life, disability income and long-term care products. Such premiums are recognized as revenue when due.

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, structured securities, mortgage loans on real estate and policy loans. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

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6
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IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

Contractholder and policyholder charges

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance, administrative and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Mortality and expense risk and other fees

Mortality and expense risk and other fees include risk fees, management and administration fees, which are generated directly and indirectly from IDS Life of New York's separate account assets. IDS Life of New York's mortality and expense risk and other fees are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net realized gain (loss) on investments

Realized gains and losses are recognized using specific identification on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Balance Sheet

Investments

Available for sale fixed maturity and equity securities

Available-for-Sale investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. IDS Life of New York also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Statements of Income. Fair value is generally based on quoted market prices. However, IDS Life of New York's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) and securitized loan trusts (SLTs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change.

Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

IDS Life of New York generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy loans

Policy loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

Cash and cash equivalents

IDS Life of New York has defined cash equivalents to include other highly liquid investments with original maturities of 90 days or less.

--------------------------------------------------------------------------------
7
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IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

Reinsurance

IDS Life of New York reinsures a portion of the insurance risks associated with its life and long-term care (LTC) insurance products through reinsurance agreements with unaffiliated insurance companies. Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. IDS Life of New York evaluates the financial condition of reinsurers to minimize exposure to significant losses from reinsurer insolvencies. IDS Life of New York remains primarily liable as the direct insurer on all risks reinsured.

Generally, IDS Life of New York reinsures 90% of the death benefit liability related to variable universal and term life insurance products. IDS Life of New York typically retains, and is at risk for at most, 10% of each policy's death benefit from the first dollar of coverage for new sales. IDS Life of New York began reinsuring risks at this level during 2002 for term life insurance and 2003 for variable and universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. The maximum amount of life insurance risk retained by IDS Life of New York is normally $750,000 on any policy insuring a single life and $1.5 million on any flexible premium survivorship variable life policy. For existing LTC policies issued after 1995, IDS Life of New York retained 50% of the risk and ceded the remaining 50% of the risk to General Electric Capital Assurance Company of New York. Risk on variable life and universal life policies is reinsured on a yearly renewable term basis. Risk on recent term life and LTC policies is reinsured on a coinsurance basis.

IDS Life of New York retains all risk for new claims on disability income contracts. Risk is currently managed by limiting the amount of disability insurance written on any one individual. IDS Life of New York also retains all accidental death benefit and waiver of premium risk.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and life and health insurance products. These costs are deferred to the extent they are recoverable from future profits. For annuity and insurance products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of premiums or estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For IDS Life of New York's annuity and insurance products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality and morbidity rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principle DAC assumptions, such as persistency, mortality and morbidity rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC may also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization while a decrease in amortization percentage will result in a decrease in DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can either be positive or negative in any particular period and is reflected in the period in which such changes are made.

Deferred sales inducement costs

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

Separate account assets and liabilities

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders and variable life insurance policyholders. IDS Life of New York receives fund administrative fees, mortality and expense risk fees, minimum death benefit guarantee fees and cost of insurance charges from the related accounts. IDS Life of New York's major sources of revenue from variable annuities it sells are mortality and expense risk and other fees.

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8
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IDS Life Insurance Company of New York
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IDS Life of New York provides contractual mortality assurances to variable annuity contractholders that the net assets of separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. IDS Life of New York makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. IDS Life of New York also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, IDS Life of New York guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums. IDS Life of New York also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as the minimum premium payments are made.

Liabilities for future policy benefits

Fixed annuities and variable annuity guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by IDS Life of New York contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value.

Effective January 1, 2004, liabilities for these variable annuity death benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See Application of Recent Accounting Standards section below for further discussion on SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.2% at December 31, 2004.

Life and health policies

Liabilities for life insurance claims that have been reported but have not yet been paid (unpaid claim liabilities) are equal to the death benefits payable under the policies. For disability income and long-term care claims, unpaid claim liabilities are equal to benefit amounts due and accrued including the expense of reviewing claims and making benefit payment determinations. Liabilities for claims that have occurred but have not been reported are estimated based on periodic analysis of the actual lag between when a claim occurs and when it is reported. Where applicable, amounts recoverable from other insurers who share in the risk of the products offered (reinsurers) are separately recorded as receivables.

Liabilities for fixed and variable universal life insurance are equal to accumulation values which are the cumulative gross premium payments, credited interest, and fund performance less withdrawals and mortality and expense risk charges.

Liabilities for future benefits on term and whole life insurance are based on the net level premium method, using anticipated premium payments, mortality rates, policy persistency and interest rates earned on the assets supporting the liability. Anticipated mortality rates are based on established industry mortality tables, with modifications based on Company experience. Anticipated policy premium payments and persistency rates vary by policy form, issue age and policy duration. Anticipated interest rates range from 4% to 10% at December 31, 2004, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are the amounts needed to meet obligations for future claims and are based on the net level premium method, using anticipated premium payments and morbidity, mortality, policy persistency and discount rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated discount rates for disability income policy reserves at December 31, 2004 are 7.5% at policy issue and grade to 5% over 5 years. Anticipated discount rates for long-term care policy reserves at December 31, 2004 are currently 5.9% grading up to 8.9% over 30 years.

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IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

Claim reserves are the amounts needed to meet obligations for continuing claim payments on already incurred claims. Claim reserves are calculated based on claim continuance tables which estimate the likelihood that an individual will continue to be eligible for benefits and anticipated interest rates earned on assets supporting the reserves. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 3% to 8% at December 31, 2004, with an average rate of approximately 5.2% at December 31, 2004. IDS Life of New York issues only non-participating life insurance policies, which do not pay dividends to policyholders from the insurers' earnings.

Income taxes

IDS Life of New York's taxable income is included in the consolidated federal income tax return of American Express Company. IDS Life of New York provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, a tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Application of recent accounting standards

In June 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of SOP 03-1, raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on IDS Life of New York's financial condition or results of operations. See Note 4 and below for further discussion of SOP 03-1.

In July 2003, the American Institute of Certified Public Accountants (AICPA) issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing DAC and any deferred sales inducement costs associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced the first quarter 2004 results by $2.7 million ($4.2 million pretax). The cumulative effect of accounting change consisted of:
(i) $2.0 million pretax from establishing additional liabilities for certain variable annuity guaranteed benefits ($1.8 million) and from considering these liabilities in valuing DAC and deferred sales inducement costs associated with those contracts ($0.2 million) and (ii) $2.2 million pretax from establishing additional liabilities for certain variable universal life and single pay universal life insurance contracts under which contractual cost of insurance charges are expected to be less than future death benefits ($2.8 million) and from considering these liabilities in valuing DAC associated with those contracts ($0.6 million offset). Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 to establish and maintain additional liabilities for certain variable annuity guaranteed benefits amounted to $2.8 million (of which $1.8 million was part of the adoption charge discussed earlier) as compared to amounts expensed in 2003 and 2002 of $1.8 million and $1.0 million, respectively. IDS Life of New York's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement. See
Note 4 for a further discussion regarding SOP 03-1.

The AICPA released a series of technical practice aids (TPAs) in September 2004 which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on IDS Life of New York's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. The determination as to whether an entity is a VIE is based on the amount and characteristics of the entity's equity. In general, FIN 46 requires a VIE to be consolidated when an enterprise has a variable interest for which it is deemed to be the primary beneficiary which means that it will absorb a majority of the VIE's expected losses or receive a majority of the VIE's expected residual return.

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IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

The entities considered VIE's under FIN 46 include SLTs for which IDS Life of New York has an 8% ownership interest in each of two SLT structures which are in the process of being liquidated as of December 31, 2004. The SLTs provide returns to investors primarily based on the performance of an underlying portfolio of high-yield loans, which are managed by a related party. However, IDS Life of New York is not required to consolidate the SLTs as it is not the primary beneficiary. As of December 31, 2004, IDS Life of New York's pro rata interest in the underlying portfolio consists of $82.7 million in high-yield loans which have a market value of $83.2 million. IDS Life of New York's maximum exposure to loss as a result of its investments in SLT's is represented by the carrying value which is $22.6 million.

In November 2003, the FASB ratified a consensus on the disclosure provisions of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1). IDS Life of New York complied with the disclosure provisions of this rule in Note 3 to the Financial Statements for the year ended December 31, 2003. In March 2004, the FASB reached a consensus regarding the application of a three-step impairment model to determine whether investments accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and other cost method investments are other-than-temporarily impaired. However, with the issuance of FSP EITF 03-1-1 on September 30, 2004, the provisions of the consensus relating to the measurement and recognition of other-than-temporary impairments were deferred pending further clarification from the FASB. The remaining provisions of this rule, which primarily relate to disclosure requirements, are required to be applied prospectively to all current and future investments accounted for in accordance with SFAS No. 115 and other cost method investments. IDS Life of New York will evaluate the potential impact of EITF 03-1 after the FASB completes its reassessment.

2. INVESTMENTS

Available for sale investments

Investments classified as Available-for-Sale at December 31, 2004 are distributed by type as presented below:

                                                                                        Gross           Gross
                                                                         Amortized   Unrealized      Unrealized       Fair
(Thousands)                                                                 Cost        Gains           Losses        Value
------------------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate bonds and obligations                                    $  712,769       $33,335        $(1,686)   $  744,418
   Mortgage and asset-backed securities                                  393,336        11,098           (530)      403,904
   Foreign corporates, government bonds and obligations                  175,381        11,442           (592)      186,231
   Structured investments(a)                                              40,333            --           (558)       39,775
   State and municipal obligations                                         5,995            28           (159)        5,864
   U.S. Government agency obligations                                     18,447           142            (40)       18,549
------------------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        1,346,261        56,045         (3,565)    1,398,741
Preferred and common stocks                                                2,000            82             --         2,082
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                 $1,348,261       $56,127        $(3,565)   $1,400,823
====================================================================================================================================

(a) Includes unconsolidated CDOs and SLTs.

Investments classified as Available-for-Sale at December 31, 2003 are distributed by type as presented below:

                                                                                        Gross           Gross
                                                                         Amortized   Unrealized      Unrealized       Fair
(Thousands)                                                                 Cost        Gains           Losses        Value
------------------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate bonds and obligations                                    $  670,575       $35,469        $(2,792)   $  703,252
   Mortgage and asset-backed securities                                  405,743        13,064           (578)      418,229
   Foreign corporates, government bonds and obligations                  143,875         8,919         (1,142)      151,652
   Structured investments(a)                                              59,331            --           (919)       58,412
   State and municipal obligations                                         5,995            30           (192)        5,833
   U.S. Government agency obligations                                      3,426           128             --         3,554
------------------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                        1,288,945        57,610         (5,623)    1,340,932
Preferred and common stocks                                                2,000            70             --         2,070
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                 $1,290,945       $57,680        $(5,623)   $1,343,002
====================================================================================================================================

(a) Includes unconsolidated CDOs and SLTs.

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IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

The following table provides information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(Thousands)                                               Less than 12 months       12 months or more             Total
------------------------------------------------------------------------------------------------------------------------------------
                                                          Fair     Unrealized       Fair    Unrealized      Fair    Unrealized
Description of securities:                                Value      Losses         Value     Losses        Value     Losses
------------------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                               $110,355   $  (815)       $29,451   $  (871)     $139,806   $(1,686)
Mortgage and other asset-backed securities                43,776      (486)         5,607       (44)       49,383      (530)
State and municipal obligations                               --        --          3,843      (159)        3,843      (159)
Structured investments                                        --        --         17,165      (558)       17,165      (558)
U.S. Government agencies                                   4,944       (40)            --        --         4,944       (40)
Foreign corporate debt securities                         29,093      (245)        21,196      (304)       50,289      (549)
Foreign government bonds and obligations                      97        (3)           767       (40)          864       (43)
------------------------------------------------------------------------------------------------------------------------------------
Total                                                   $188,265   $(1,589)       $78,029   $(1,976)     $266,294   $(3,565)
====================================================================================================================================

In evaluating potential other-than-temporary impairments, IDS Life of New York considers the extent to which amortized costs exceeds fair value and the duration and size of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to cost as of December 31, 2004:

(Millions, except
number of securities)         Less than 12 months                  12 months or more                         Total
------------------------------------------------------------------------------------------------------------------------------------
                                               Gross                              Gross                               Gross
Ratio of Fair Value    Number of             Unrealized   Number of             Unrealized    Number of             Unrealized
to Amortized Cost      Securities Fair Value    Losses    Securities Fair Value   Losses      Securities Fair Value   Losses
------------------------------------------------------------------------------------------------------------------------------------
95% - 100%                 95        $188       $(2)           26        $78       $ (2)         121         $266      $ (4)
90% - 95%                  --          --        --            --         --         --           --           --        --
80% - 90%                  --          --        --             1         --         --            1           --        --
Less than 80%               1          --        --            --         --         --            1           --        --
------------------------------------------------------------------------------------------------------------------------------------
Total                      96        $188       $(2)           27        $78       $ (2)         123         $266      $ (4)
------------------------------------------------------------------------------------------------------------------------------------

Substantially all of the gross unrealized losses on the securities are attributable to changes in interest rates. Credit spreads and specific credit events associated with individual issuers can also cause unrealized losses although these impacts are not significant as of December 31, 2004. As noted in the table above, the unrealized loss relates to securities that have a fair value to cost ratio of 95% or above resulting in an overall 99% ratio of fair value to cost for all securities with an unrealized loss. The holding with the largest unrealized loss relates to the retained interest in a CDO securitization trust which has $0.6 million of the $2.0 million in unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 95-100% category. With regard to this security, IDS Life of New York estimates future cash flows through maturity (2014) on a quarterly basis using judgment as to the amount and timing of cash payments and defaults and recovery rates of the underlying investments. These cash flows support full recovery of IDS Life of New York's carrying value related to the retained interest in the CDO securitization trust as of December 31, 2004. The remaining unrealized losses in the other categories are not concentrated in any individual industries or with any individual securities.

IDS Life of New York monitors the investments and metrics discussed above on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding IDS Life of New York's policy for determining when an investment's decline in value is other-than-temporary. Additionally, IDS Life of New York has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2004.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification for realized (gains) losses) and (iii) other items primarily consisting of adjustments in assets and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately.

--------------------------------------------------------------------------------
12

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

The following is a distribution of investments classified as Available-for-Sale securities by maturity as of December 31, 2004:

                                                         Amortized       Fair
(Thousands)                                                 Cost        Value
--------------------------------------------------------------------------------
Due within 1 year                                     $   26,486    $   28,482
Due after 1 year through 5 years                         143,528       150,620
Due after 5 years through 10 years                       649,942       677,348
Due after 10 years                                        92,636        98,612
--------------------------------------------------------------------------------
                                                         912,592       955,062
Mortgage and asset-backed securities                     393,336       403,904
Structured investment                                     40,333        39,775
Preferred and common stocks                                2,000         2,082
--------------------------------------------------------------------------------
Total                                                 $1,348,261    $1,400,823
================================================================================

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

At December 31, 2004 and 2003, bonds carried at $293 thousand and $295 thousand, respectively, were on deposit with the State of New York as required by law.

At December 31, 2004 and 2003, fixed maturity securities comprised approximately 89 percent of IDS Life of New York's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $63 million and $72 million of securities at December 31, 2004 and 2003, which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities (excluding net unrealized appreciation and depreciation) are presented using S&P's convention and if the two agency's ratings differ, the lower rating is used. A summary of fixed maturity securities, at amortized cost, by rating on December 31, is as follows:

Rating                                                      2004          2003
--------------------------------------------------------------------------------
AAA                                                          32%           34%
AA                                                            3             2
A                                                            25            24
BBB                                                          31            31
Below investment grade                                        9             9
--------------------------------------------------------------------------------
   Total                                                    100%          100%
--------------------------------------------------------------------------------

At December 31, 2004 and 2003, approximately 51 percent and 89 percent, respectively, of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than ten percent of stockholder's equity.

The table below includes sales, maturities and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                                 2004           2003          2002
--------------------------------------------------------------------------------
Sales                                    $ 92,583       $488,168      $215,680
Maturities                               $128,099       $139,530      $198,972
Purchases                                $278,401       $718,910      $590,944
--------------------------------------------------------------------------------

Included in net realized gains and losses are gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale as noted in the following table for the years ended December 31:

(Thousands)                                 2004           2003          2002
--------------------------------------------------------------------------------
Gross realized gains from sales            $2,224        $15,397       $ 7,129
Gross realized losses from sales           $ (392)       $(8,271)      $(6,779)
Other-than-temporary impairments           $   --        $(7,125)      $(8,482)
--------------------------------------------------------------------------------

As of December 31, 2004, IDS Life of New York's structured investments, which are classified as Available-for-Sale, include interests in CDOs. CDOs are investments backed by high-yield bonds or loans and are not readily marketable. IDS Life of New York invested in CDOs as part of its overall investment strategy in order to offer competitive rates to insurance and annuity contractholders.

During 2001, IDS Life of New York placed a majority of its rated CDO securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $22.0 million, into a securitization trust. In return, IDS Life of New York received $2.9 million in cash (excluding transaction expense) relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $19.1 million. As of December 31, 2004, the retained interests had a carrying value of $17.2 million, of which $12.7 million is considered investment grade and are accounted for in accordance with EITF Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.
--------------------------------------------------------------------------------
13

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

Mortgage loans on real estate

Mortgage loans are first mortgages on real estate. IDS Life of New York holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2004 and 2003 was not material.

The following is a summary of mortgage loans on real estate at December 31:

(Thousands)                                                2004           2003
--------------------------------------------------------------------------------
Mortgage loans on real estate                           $168,515      $160,079
Mortgage loans on real estate reserves                     2,297         1,498
--------------------------------------------------------------------------------
Net mortgage loans                                      $166,218      $158,581
--------------------------------------------------------------------------------

At December 31, 2004 and 2003, IDS Life of New York's recorded investment in impaired mortgage loans on real estate was $nil. During 2004 and 2003, the average recorded investment in impaired mortgage loans on real estate was $nil and $295 thousand, respectively. IDS Life of New York recognized $nil of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2004, 2003 and 2002, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(Thousands)                                 2004           2003          2002
--------------------------------------------------------------------------------
Balance, January 1                         $1,498         $1,157          $805
Provision for mortgage loan losses            799            341           352
--------------------------------------------------------------------------------
Balance, December 31                       $2,297         $1,498        $1,157
--------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                December 31, 2004         December 31, 2003
--------------------------------------------------------------------------------
(Thousands)                  On Balance     Funding     On Balance    Funding
Region                          Sheet     Commitments      Sheet    Commitments
--------------------------------------------------------------------------------
West North Central            $ 12,728        $--       $ 12,728       $ 3,850
East North Central              42,084         --         38,402         5,575
South Atlantic                  18,637         --         23,313            --
Middle Atlantic                 21,738         --         11,941         2,800
Pacific                         20,527         --         26,213            --
Mountain                        32,093         --         29,395         2,700
New England                     10,496         --          7,272            --
West South Central               3,874         --          3,861           100
East South Central               6,338         --          6,954            --
--------------------------------------------------------------------------------
                               168,515         --        160,079        15,025
Less reserves for losses         2,297         --          1,498            --
--------------------------------------------------------------------------------
Total                         $166,218        $--       $158,581       $15,025
================================================================================

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                  December 31, 2004           December 31, 2003
--------------------------------------------------------------------------------
(Thousands)                  On Balance     Funding     On Balance    Funding
Property type                   Sheet     Commitments      Sheet    Commitments
--------------------------------------------------------------------------------
Apartments                    $ 34,608        $--       $ 42,719       $ 2,100
Department/retail stores        48,035         --         39,426         9,350
Office buildings                42,695         --         32,303         3,575
Industrial buildings            25,880         --         25,897            --
Nursing/retirement                  --         --          3,525            --
Mixed Use                        1,355         --          1,394            --
Hotels/Motels                    5,516         --          2,994            --
Other                            3,627         --          3,700            --
Medical buildings                6,799         --          8,121            --
--------------------------------------------------------------------------------
                               168,515         --        160,079        15,025
Less reserves for losses         2,297         --          1,498            --
--------------------------------------------------------------------------------
Total                         $166,218        $--       $158,581       $15,025
================================================================================

--------------------------------------------------------------------------------
14

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

Sources of investment income and realized (losses) gains on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
------------------------------------------------------------------------------------------------------------------------------
Income on fixed maturity securities                                                    $73,139        $76,491       $71,665
Income on mortgage loans on real estate                                                 10,535          8,830         9,483
Other investments                                                                        3,850          3,272         3,890
------------------------------------------------------------------------------------------------------------------------------
                                                                                        87,524         88,593        85,038
Less investment expenses                                                                 1,489          1,476           862
------------------------------------------------------------------------------------------------------------------------------
Total                                                                                  $86,035        $87,117       $84,176
==============================================================================================================================

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
------------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $ 1,832          $   1       $(8,132)
Mortgage loans on real estate                                                           (1,256)          (341)         (352)
Other                                                                                       (1)             2             3
------------------------------------------------------------------------------------------------------------------------------
Total                                                                                  $   575          $(338)      $(8,481)
==============================================================================================================================

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(Thousands)                                                                              2004           2003          2002
------------------------------------------------------------------------------------------------------------------------------
Balance, January 1,                                                                   $178,641       $164,234      $153,684
SOP 03-1 adoption impact                                                                   (14)            --            --
Capitalization of expenses                                                              24,447         23,927        30,327
Amortization                                                                           (10,489)        (8,479)      (16,944)
Change in unrealized investment gains and losses                                        (2,037)        (1,041)       (2,833)
------------------------------------------------------------------------------------------------------------------------------
Balance, December 31,                                                                 $190,548       $178,641      $164,234
==============================================================================================================================

4. VARIABLE ANNUITY GUARANTEES AND SALES INDUCEMENT COSTS

The majority of the variable annuity contracts offered by IDS Life of New York contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life of New York has established additional liabilities for these variable annuity death benefits under SOP 03-1. IDS Life of New York has not established additional liabilities for other insurance or annuitization guarantees for which the risk is currently immaterial.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

The majority of the GMDB contracts provide for six year reset contract values. In determining the additional liabilities for variable annuity death benefits, IDS Life of New York projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

--------------------------------------------------------------------------------
15

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

The following provides summary information related to variable annuity contracts for which IDS Life of New York has established additional liabilities for death benefits as of December 31:

---------------------------------------------------------------------------------------------------------------------------
Variable Annuity GMDB by Benefit Type                                                                2004             2003
(Dollar amounts in millions)
---------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium     Total Contract Value                      $   77.6         $   79.9
                                                        Contract Value in Separate Accounts       $   51.0         $   53.4
                                                        Net Amount at Risk*                       $    0.7         $    0.1
                                                        Weighted Average Attained Age                   58               58
---------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Six Year Reset        Total Contract Value                      $1,621.4         $1,451.2
                                                        Contract Value in Separate Accounts       $1,325.7         $1,181.9
                                                        Net Amount at Risk*                       $   73.8         $  120.9
                                                        Weighted Average Attained Age                   60               60
---------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet      Total Contract Value                      $   66.3         $   43.0
                                                        Contract Value in Separate Accounts       $   56.1         $   34.3
                                                        Net Amount at Risk*                       $     --         $     --
                                                        Weighted Average Attained Age                   57               57
---------------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                               Total Contract Value                      $    3.0         $    0.1
                                                        Contract Value in Separate Accounts       $    1.3         $     --
                                                        Net Amount at Risk*                       $     --         $     --
                                                        Weighted Average Attained Age                   64               64
---------------------------------------------------------------------------------------------------------------------------

* Represents current death benefit less total contract value for GMDB, and assumes the actuarially remote scenario that all claims become payable on the same day.

---------------------------------------------------------------------------------------------------------------------------
Additional Liabilities and Incurred Benefits                                                          GMDB
---------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2004                Liability balance at January 1                    $1.8
                                                    Reported claims                                   $1.2
                                                    Liability balance at December 31                  $1.6
                                                    Incurred claims (reported + change in liability)  $1.0
---------------------------------------------------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Statements of Income.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contract holder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. Deferred sales inducement costs were $6.2 million and $5.7 million at December 31, 2004 and 2003, respectively. These costs were previously included in DAC and were reclassified as part of the adoption of SOP 03-1. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. IDS Life of New York capitalized $1.7 million and $2.2 million for the years ended December 31, 2004 and 2003, respectively. IDS Life of New York amortized $0.9 million and $0.6 million for the years ended December 31, 2004 and 2003, respectively.

5. INCOME TAXES

IDS Life of New York qualifies as a life insurance company for federal income tax purposes. As such, IDS Life of New York is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision included in the Statements of Income for the years ended December 31 were as follows:

(Thousands)                                                                              2004           2003          2002
--------------------------------------------------------------------------------------------------------------------------------
Federal income taxes:
   Current                                                                             $12,716        $10,056       $11,383
   Deferred                                                                              2,583          3,870         1,851
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        15,299         13,926        13,234
State income taxes-current                                                               1,347          1,360         1,068
--------------------------------------------------------------------------------------------------------------------------------
Income tax provision including accounting change                                       $16,646        $15,286       $14,302
================================================================================================================================

--------------------------------------------------------------------------------
16

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

A reconciliation of the expected federal income tax provision using the U.S. federal statutory rate of 35% to IDS Life of New York's actual income tax provision for the years ended December 31 were as follows:

(Thousands)                                                        2004                   2003                    2002
--------------------------------------------------------------------------------------------------------------------------------
Combined tax at U.S.statutory rate                         $18,083     35.0%       $16,175     35.0%       $14,467     35.0%
Tax-exempt interest and dividend income                     (1,260)    (2.5)          (803)    (1.7)          (230)    (0.6)
State income taxes, net of federal benefit                     875      1.7            884      1.9            694      1.7
All other                                                   (1,052)    (2.0)          (970)    (2.1)          (629)    (1.5)
--------------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change              $16,646     32.2%       $15,286     33.1%       $14,302     34.6%
================================================================================================================================

A portion of IDS Life of New York's income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account". At December 31, 2004, IDS Life of New York had a policyholders' surplus account balance of $798 thousand. The American Jobs Creation Act of 2004, which was enacted on October 22, 2004, provided a two-year suspension of the tax on policyholders' surplus account distribution. IDS Life of New York is evaluating making distributions which will not be subject to tax under the two-year suspension. Previously the policyholders' surplus account was only taxable if dividends to shareholders' surplus account and/or if IDS Life of New York is liquidated. Deferred taxes of $279 thousand have not been established because no distributions of such amounts are contemplated.

Deferred income tax provision (benefit) results from differences between assets and liabilities measured for financial reporting and for income tax return purposes. The significant components of IDS Life of New York's deferred tax assets and liabilities as of December 31, 2004 and 2003 are reflected in the following table:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Policy reserves                                                                                    $59,186      $ 55,640
   Other investments                                                                                    9,087        12,388
   Other                                                                                                2,463            --
----------------------------------------------------------------------------------------------------------------------------------
Total deferred income tax assets                                                                       70,736        68,028
----------------------------------------------------------------------------------------------------------------------------------

Deferred income tax liabilities:
   Deferred policy acquisition costs                                                                   56,270        53,251
   Deferred taxes related to net unrealized securities gains                                           18,397        16,819
   Other                                                                                                   22            --
----------------------------------------------------------------------------------------------------------------------------------
Total deferred income tax liabilities                                                                  74,689        70,070
----------------------------------------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                                                   $(3,953)      $(2,042)
==================================================================================================================================

IDS Life of New York is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that IDS Life of New York will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

6. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to IDS Life are limited to IDS Life of New York's surplus as determined in accordance with accounting practices prescribed by the State of New York. IDS Life of New York's statutory unassigned surplus aggregated $174.8 million and $166.4 million as of December 31, 2004 and 2003, respectively. Dividends in excess of $22.5 million would require approval of the Department of Insurance of the State of New York.

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------------
Statutory net income                                                                  $ 34,718       $ 25,295      $ 13,053
Statutory capital and surplus                                                          227,022        218,649       212,901

--------------------------------------------------------------------------------
17

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

7. RELATED PARTY TRANSACTIONS

IDS Life of New York participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Company contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. IDS Life of New York's share of the total net periodic pension cost was $47 thousand, $30 thousand, and $30 thousand in 2004, 2003, and 2002, respectively.

IDS Life of New York also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2004, 2003, and 2002 were $170 thousand, $145 thousand, and $127 thousand, respectively.

IDS Life of New York participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. Costs of these plans charged to operations in 2004, 2003, and 2002 were $nil.

IDS Life of New York has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 2004, 2003, and 2002, which are calculated on the basis of commission earnings of the individual financial advisors, were $148 thousand, $468 thousand, and $199 thousand, respectively. Such costs are included in deferred policy acquisition costs.

IDS Life of New York maintains a "Persistency Payment Plan". Under the terms of this plan, financial advisors earn additional compensation based on the volume and persistency of insurance sales. The total costs for the plan for 2004, 2003, and 2002 were $nil. Such costs are included in deferred policy acquisition costs.

Charges by IDS Life and AEFC for the use of joint facilities, marketing services, technology support and other services aggregated $17.8 million, $17.6 million, and $23.2 million, for 2004, 2003, and 2002, respectively. Certain of these costs are included in DAC. Expenses allocated to IDS Life of New York may not be reflective of expenses that would have been incurred by IDS Life of New York on a stand-alone basis.

Included in other liabilities at December 31, 2004 and 2003 are payables of $2.6 million and $1.2 million respectively, to IDS Life for federal income taxes.

8. LINES OF CREDIT

IDS Life of New York has an available line of credit with AEFC of $25 million. The interest rate for the line of credit is established by reference to various indices plus 20 to 45 basis points depending on the term. There were no borrowings outstanding under this agreement at December 31, 2004 or 2003.

9. REINSURANCE

At December 31, 2004, 2003, and 2002, traditional life and universal life insurance in force aggregated $8.3 billion, $7.5 billion and $7.0 billion, respectively, of which $2.7 billion, $1.9 billion, and $1.1 billion, was reinsured at the respective year-ends. IDS Life of New York also reinsures a portion of the risks assumed under long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $7.3 million, $6.3 million, and $6.6 million and reinsurance recovered from reinsurers amounted to $1.8 million, $131 thousand, and $511 thousand, for the years ended December 31, 2004, 2003, and 2002, respectively. Reinsurance contracts do not relieve IDS Life of New York from its primary obligation to policyholders. As of December 31, 2004, life insurance inforce was reported on a statutory basis, which is reflective of accumulation values.

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IDS Life Insurance Company of New York
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10. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, DAC and deferred sales inducement costs are specifically excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments". The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2004 and 2003 and require management judgment. These figures may not be indicative of their future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of IDS Life of New York, therefore, cannot be estimated by aggregating the amounts presented. The following table discloses fair value information for financial instruments as of December 31:

                                                                                   2004                         2003
---------------------------------------------------------------------------------------------------------------------------------
                                                                          Carrying       Fair           Carrying      Fair
(Thousands)                                                                Amount        Value           Amount       Value
---------------------------------------------------------------------------------------------------------------------------------
Financial Assets
Investments                                                             $1,400,823  $1,400,823        $1,343,002 $1,343,002
Mortgage loans on real estate                                              166,218     173,426           158,581    166,091
Cash and cash equivalents                                                   25,176      25,176            13,615     13,615
Separate account assets                                                  1,681,670   1,681,670         1,443,767  1,443,767

Financial Liabilities
Fixed annuities                                                         $1,035,400  $1,003,055        $  971,122 $  932,821
Separate account liabilities                                             1,448,609   1,396,660         1,246,413  1,201,081
---------------------------------------------------------------------------------------------------------------------------------

The following methods were used to estimate the fair values of financial assets and financial liabilities.

Financial assets

Generally, investments are carried at fair value on the Balance Sheets. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are recognized when management determines that a decline in value is other-than-temporary. See Note 2 for carrying value and fair value information regarding investments.

For variable rate loans that reprice within a year where there has been no significant change in counterparties' creditworthiness, fair values approximate carrying value.

The fair values (mortgage loans on real estate), except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans on collateral values.

Separate account assets are carried at fair value on the Balance Sheets.

The carrying values of cash and cash equivalents approximate fair value due to the short-term nature of these investments.

Financial liabilities

The fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges and loans. For annuities in payout status, fair value is estimated using discounted cash flows, based on current interest rates. The fair value of these reserves excludes life insurance related elements of $97.4 million and $98.4 million at December 31, 2004 and 2003, respectively.

The fair values of separate account liabilities, after excluding life insurance-related elements of $233.1 million and $197.4 million at December 31, 2004 and 2003, respectively, are estimated as the accumulated value less applicable surrender charges.

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IDS Life Insurance Company of New York
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11. COMMITMENTS AND CONTINGENCIES

At December 31, 2004 and 2003, IDS Life of New York had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales of B shares. IDS Life Insurance Company of New York has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

IDS Life of New York is involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life of New York believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life of New York believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on IDS Life's of New York financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The IRS routinely examines IDS Life of New York's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years and in February of 2005 began the exam of the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on IDS Life of New York's financial position as a result of these audits.

12. SUBSEQUENT EVENTS

On February 1, 2005, the American Express Company announced plans to pursue a tax-free spin-off of the common stock of American Express Company's AEFC unit through a special dividend to American Express common shareholders. The final transaction, which is subject to certain conditions including receipt of a favorable tax ruling and approval by American Express Company's Board of Directors, is expected to close in the third quarter of 2005.

Also, on February 1, 2005, A.M. Best placed IDS Life of New York's financial strength rating of "A+" under review with negative implications, Moody's affirmed IDS Life of New York's financial strength rating at "Aa3" and Fitch lowered IDS Life of New York's financial strength rating to "AA-" and placed them on "Rating Watch Negative" following American Express Company's announcement that it intends to spin-off its full ownership of AEFC, the holding company for IDS Life of New York. In connection with the spin-off, American Express Company intends to provide additional capital to IDS Life of New York to confirm its current financial strength ratings.

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IDS Life Insurance Company of New York
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13. STATUTORY INSURANCE ACCOUNTING PRACTICES

Reconciliations of net income for the years ended December 31 and stockholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------------
Net income, per accompanying financial statements                                    $  35,018      $  30,928     $  27,033
Deferred policy acquisition costs                                                       (8,660)       (16,185)      (14,624)
Adjustments of future policy benefit liabilities                                        (3,933)         5,849         8,845
Deferred income tax expense                                                              4,051          3,870         1,851
Provision for losses on investments                                                        800            341           352
Interest maintenance reserves gain/loss transfer and amortization                         (453)        (5,343)       (2,178)
Adjustment to separate account reserves                                                  4,221          6,779        (7,940)
Other, net                                                                               3,675           (944)         (286)
----------------------------------------------------------------------------------------------------------------------------------
Statutory-basis net income                                                           $  34,718      $  25,295     $  13,053
==================================================================================================================================

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------------
Stockholder's equity, per accompanying financial statements                          $ 401,139      $ 388,871     $ 381,855
Deferred policy acquisition costs                                                     (190,548)      (178,641)     (164,234)
Deferred sales inducements                                                              (6,186)        (5,716)       (4,137)
Adjustments of future policy benefit liabilities                                        41,458         31,857        21,826
Deferred income tax liabilities                                                         58,467         59,129        58,381
Asset valuation reserve                                                                (11,133)        (7,349)       (8,112)
Adjustments of separate account liabilities                                             60,737         56,516        49,737
Adjustments of investments to amortized cost                                           (52,563)       (52,048)      (57,035)
Premiums due, deferred and in advance                                                    1,063          1,187         1,317
Deferred revenue liability                                                               4,457          4,584         4,901
Reserves for mortgage loan losses                                                        2,298          1,498         1,157
Non-admitted assets                                                                    (49,031)       (54,071)      (53,448)
Interest maintenance reserve                                                            (5,459)        (5,007)          337
Reinsurance ceded reserves                                                             (29,025)       (22,084)      (18,151)
Other, net                                                                               1,348            (77)       (1,493)
----------------------------------------------------------------------------------------------------------------------------------
Statutory-basis capital and surplus                                                  $ 227,022      $ 218,649     $ 212,901
==================================================================================================================================

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[AMERICAN EXPRESS logo]

IDS Life Insurance Company of New York
20 Madison Ave. Extension
Albany, NY 12203
(800) 541-2251

S-6177 W (4/05)